  Exhibit 10.14

SECOND AMENDMENT
TO THE FUND ACCOUNTING SERVICING AGREEMENT

THIS SECOND AMENDMENT effective as of the last date on the signature block, to the Fund Accounting Servicing Agreement (the “Agreement”) dated as of August 14, 2015, as amended, is entered into by and between TEUCRIUM COMMODITY TRUST, a Delaware statutory trust (the “Trust”), TEUCRIUM TRADING, LLC, a Delaware limited liability company, the sponsor of the Funds (the “Sponsor”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“USBFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to add the Hashdex Bitcoin Futures ETF to Exhibit A of the Agreement, and

WHEREAS, Section 15 of the Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree as follows:

1.
Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.
Except to the extent amended hereby, the Agreement shall remain in full force and effect.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer or one or more counterparts as of the date and year first written above.

TEUCRIUM COMMODITY TRUST

By:________________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

TEUCRIUM TRADING, LLC

By:________________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

U.S. BANCORP FUND SERVICES, LLC

By:________________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

Exhibit A to the Fund Accounting Servicing Agreement – Teucrium Commodity Trust

Separate Series of Teucrium Commodity Trust

Name of Series Teucrium Corn Fund Teucrium Wheat Fund Teucrium Soybean Fund Teucrium Sugar Fund Teucrium Agricultural Fund Hashdex Bitcoin Futures ETF